                                                                 EXHIBIT 10.4.3



                                 THIRD AMENDMENT

         THIS THIRD AMENDMENT, dated as of March 3, 1999 (this "Third Amendment"), among REGAL CINEMAS, INC., a Tennessee corporation (the "Borrower"), the various financial institutions identified on the signature pages hereto and party to the Existing Credit Agreement (as defined below) (collectively, the "Lenders"), THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the "Administrative Agent") for the financial institutions party to the Existing Credit Agreement, NATIONSBANC MONTGOMERY SECURITIES LLC as successor by merger to BANCAMERICA ROBERTSON STEPHENS, as syndication agent for the financial institutions party to the Existing Credit Agreement, and THE CHASE MANHATTAN BANK, as documentation agent for the financial institutions party to the Existing Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agents are parties to that certain Credit Agreement, dated as of May 27, 1998 and amended as of August 26, 1998 and December 30, 1998 (the "Existing Credit Agreement"); and

         WHEREAS, the Borrower, the Lenders and the Agents desire and are willing, upon the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement with respect to the definition of "Applicable Margin"; and

         NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                     PART I

                                   DEFINITIONS

         SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Third Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended by this Third Amendment.

                  "Borrower" is defined in the preamble.

                  "Effective Date" is defined in Subpart 4.1.

                  "Existing Credit Agreement" is defined in the first recital.

                  "Lender" defined in the preamble.

                  "Third Amendment" is defined in the preamble.

         SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Third Amendment, including its preamble and recitals, have the meanings ascribed thereto in the Existing Credit Agreement.

                                     PART II

                         AMENDMENTS TO CREDIT AGREEMENT

         SUBPART 2.1. Amendments to Section 1.1 (Defined Terms). Effective on (and subject to the occurrence of) the Effective Date, the definition of the term "Applicable Margin" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended to delete such definition in its entirety and replace the same as follows:

         "Applicable Margin" means

                  (a) relative to the unpaid principal amount of each Revolving Loan, the applicable rate per annum set forth below under the column entitled "Applicable Margin - Base Rate Revolving Loans" or, as the case may be, "Applicable Margin - LIBO Rate Revolving Loans":



                                                       Applicable Margin
                                            --------------------------------------

                    Total                      Base Rate              LIBO Rate
                Leverage Ratio              Revolving Loans        Revolving Loans
            ---------------------           ---------------        ---------------

                >  $ 5.5:1                      1.000%                 2.250%

             < 5.5:1 and $ 5.0:1                0.750%                 2.000%

             < 5.0:1 and $ 4.5:1                0.375%                 1.625%

             < 4.5:1 and $ 4.0:1                0.125%                 1.375%

             < 4.0:1 and $ 3.5:1                0.000%                 1.125%

             < 3.5:1 and $ 3.0:1                0.000%                 0.875%

                   < 3.0:1                      0.000%                 0.625%;


         provided, however, that with respect to any Revolving Loan bearing interest at the LIBO Rate, the Applicable Margin shall, for the period commencing on (and including) January 1, 1999 and continuing through (but excluding)
         July 1, 1999, be 2.250%;

                  (b) relative to the unpaid principal amount of each Term A Loan, the applicable rate per annum set forth below under the column entitled "Applicable Margin - Base Rate Term A Loans" or, as the case may be, "Applicable Margin - LIBO Rate Term A Loans":

                                                        Applicable Margin
                                               ---------------------------------

                         Total                   Base Rate           LIBO Rate
                    Leverage Ratio             Term A Loans         Term A Loans
                    --------------             ------------         ------------

                       > 5.5:1                    1.000%              2.250%

                       < 5.5:1                    0.750%              2.000%


         provided, however, that with respect to any Term A Loan bearing interest at the LIBO Rate, the Applicable Margin shall, for the period commencing on (and including) January 1, 1999 and continuing through (but excluding) July 1, 1999, be 2.250%;

                  (c) relative to the unpaid principal amount of each Term B Loan, the applicable rate per annum set forth below under the column entitled "Applicable Margin - Base Rate Term B Loans" or, as the case may be, "Applicable Margin - LIBO Rate Term B Loans":


                                                         Applicable Margin
                                                 ---------------------------------

                          Total                   Base Rate             LIBO Rate
                      Leverage Ratio             Term B Loans         Term B Loans
                      --------------             ------------         ------------

                         > 5.5:1                    1.250%               2.500%

                   < 5.5:1 and   4.5:1              1.000%               2.250%

                         < 4.5:1                    0.750%               2.000%;


                  (d) relative to the unpaid principal amount of each Term C Loan, the applicable rate per annum set forth below under the column entitled "Applicable

         Margin - Base Rate Term C Loans" or, as the case may be, "Applicable Margin - LIBO Rate Term C Loans":


                                                         Applicable Margin
                                                ---------------------------------

                        Total                    Base Rate             LIBO Rate
                    Leverage Ratio              Term C Loans         Term C Loans
                    --------------              ------------         ------------
                       > 5.5:1                     1.500%               2.750%

                 < 5.5:1 and > 4.5:1               1.250%               2.500%

                       < 4.5:1                     1.000%               2.250%; and


                  (e) relative to Additional Loans, a rate per annum agreed to by the Borrower and the Lenders making such Additional Loans in accordance with Section 2.8.

         The Total Leverage Ratio used to compute the "Applicable Margin" for all types of Loans as set forth in clauses (a) through (d) shall be the Total Leverage Ratio set forth in the Current Compliance Certificate; provided, however, that for any period prior to June 30, 1998 for which the Borrower shall not have delivered a Compliance Certificate, the Applicable Margin for each type and class of Loan shall be determined by reference to the second to highest Total Leverage Ratio for each applicable type and class of Loan.

                                    PART III

                         REPRESENTATIONS AND WARRANTIES

         SUBPART 3.1. Representations and Warranties. The Borrower hereby represents and warrants that: (a) the execution, delivery and performance by it of this Third Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and (i) do not contravene its Organizational Documents, (ii) do not contravene any material Applicable Law or any Material Contractual Undertaking binding on or affecting it and (iii) do not result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under the terms of any material Contractual Undertaking to which the Borrower or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound; (b) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery of this Third Amendment or for the performance of the Amended Credit Agreement; and (c) this Third Amendment and the Amended Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforceability, to the effect of (i) any applicable bankruptcy, insolvency, moratorium, reorganization or similar law affecting creditors? rights generally and (ii) the effect of general principles of equity.

                                     PART IV

                           CONDITIONS TO EFFECTIVENESS

         SUBPART 4.1 Effective Date and Conditions. This Third Amendment shall be and become effective as of March 3, 1999 (the "Effective Date"), provided that each of the conditions set forth in Subparts 4.1.1 through 4.1.2 shall have been fulfilled to the satisfaction of the Agents:

         SUBPART 4.1.1. Executed Third Amendment. The Administrative Agent shall have received one or more counterparts of this Third Amendment duly executed and delivered by (x) an Authorized Officer of the Borrower and each Agent and (y) Lenders comprising the Required Lenders.

         SUBPART 4.1.2. Compliance with Warranties, etc. The representations and warranties set forth in this Third Amendment shall be true and correct in all material respects as of the Effective Date. The Administrative Agent shall have received a certificate dated the Effective Date from a Responsible Officer of the Borrower to the foregoing effect.

         SUBPART 4.2. Expiration. If the Effective Date shall not have occurred on or prior to March 31, 1999, the agreements of the parties contained in this Third Amendment shall terminate effective immediately on such date and without any further action.

                                     PART V

                            MISCELLANEOUS PROVISIONS

         SUBPART 5.1. Cross-References. References in this Third Amendment to any Subpart are, unless otherwise specified, to such Subpart of this Third Amendment.

         SUBPART 5.2. Loan Document Pursuant to Existing Credit Agreement. This Third Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with the provisions of the Existing Credit Agreement, including Article X thereof.

         SUBPART 5.3. Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 5.4. Full Force and Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to consent to or modification of any other term or provision of the Existing Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

         SUBPART 5.5. Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SUBPART 5.6. Payment of Fees and Expenses. The Borrower hereby agrees to pay and reimburse the Administrative Agent for all its reasonable and documented fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Third Amendment and related documents, including all reasonable itemized fees and out of pocket expenses of a single primary counsel to the Administrative Agent.

         SUBPART 5.7. Execution in Counterparts. This Third Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first above written.




                                     REGAL CINEMAS, INC.


                                     By: /s/
                                        ----------------------------------------
                                        Title: Vice President & Treasurer

                                     Address: 7132 Commercial Park Drive
                                              Knoxville, Tennessee  37918

                                     Facsimile No.: (423) 922-6085

                                     Attention: Vice President and Treasurer



                                     with copies to:

                                     Hicks, Muse, Tate & First Incorporated
                                     200 Crescent Court
                                     Suite 1600
                                     Dallas, Texas 75201

                                     Facsimile No.: 214-720-7888
                                     Attention: Lawrence D. Stuart, Jr. and
                                                Patrick K. McGee

                                     Kohlberg Kravis Roberts & Co., L.P.
                                     9 West 57th Street
                                     New York, N.Y. 10022

                                     Facsimile No.: 212-750-0003
                                     Attention: Alexander Navab, Jr.

                                     AGENTS:

                                     THE BANK OF NOVA SCOTIA, as the
                                         Administrative Agent


                                     By: /s/
                                        ----------------------------------------

                                     Title: Senior Relationship Manager

                                     Address: One Liberty Plaza
                                              New York, New York  10006

                                     Facsimile No.: (212) 225-5090
                                     Attention: Eric Knight and Stuart Malakoff


                                     NATIONSBANC MONTGOMERY SECURITIES
                                     LLC, as the Syndication Agent


                                     By: /s/
                                        ----------------------------------------
                                        Title: Managing Director

                                     Address: 100 North Tryon Street
                                              NC1-007-13-06
                                              Charlotte, NC 28255

                                     Facsimile No.: (704) 386-9607
                                     Attention: John O'Neill



                                     THE CHASE MANHATTAN BANK, as the
                                     Documentation Agent


                                     By: /s/ Kathryn A. Duncan
                                        ----------------------------------------
                                        Title: Vice President

                                     Address: 270 Park Avenue
                                              4th Floor
                                              New York, New York  10017

                                     Facsimile No.: (212) 270-1063
                                     Attention: John Sorice

                                     AG CAPITAL FUNDING PARTNERS, L.P.

                                     By: Angelo, Gordon & Co., L.P., as
                                           Investment Adviser


                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                     ALLSTATE LIFE INSURANCE COMPANY



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     ATHENA CDO, LIMITED


                                     By: Pacific Investment Management Company,

                                            as its Investment Advisor


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                     BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                        ASSOCIATION



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     BANKBOSTON, N.A.



                                     By: /s/ Matthew E. Murphy
                                        ----------------------------------------
                                        Name:  Matthew E. Murphy
                                        Title: Director

                                     THE BANK OF NEW YORK



                                     By: /s/ Geoffrey C. Brooks
                                        ----------------------------------------
                                        Name:  Geoffrey C. Brooks
                                        Title: Vice President

                                     THE BANK OF NOVA SCOTIA



                                     By: /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     BANK OF TOKYO MITSUBISHI TRUST



                                     By: /s/ Michael Deadder
                                        ----------------------------------------
                                        Name:  Michael Deadder
                                        Title: Vice President

                                     BAYERISCHE VEREINSBANK



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     CERES FINANCE LTD.



                                     By: /s/ John H. Cullinane
                                        ----------------------------------------
                                      Name: John H. Cullinane
                                      Title: Director

                                     THE CHASE MANHATTAN BANK



                                     By: /s/ Kathryn A. Duncan
                                        ----------------------------------------
                                        Name:  Kathryn A. Duncan
                                        Title: Vice President

                                     CITICORP USA, INC.



                                     By: /s/ Mark R. Floyd
                                        ----------------------------------------
                                        Name:  Mark R. Floyd
                                        Title: Attorney-in-Fact

                                     CITY NATIONAL BANK



                                     By: /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     CREDIT LYONNAIS NEW YORK BRANCH



                                     By: /s/ W. Michael George
                                        ----------------------------------------
                                        Name:  W. Michael George
                                        Title: First Vice President

                                     CRESCENT/MACH I PARTNERS, L.P.


                                     By: TCW Asset Management Company, as
                                           its Investment Manager



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     CYPRESSTREE SENIOR FLOATING RATE FUND

                                     By: CypressTree Investment Management
                                         Company, Inc., as Portfolio Manager



                                     By: /s/ Timothy M. Barns
                                        ----------------------------------------
                                        Name:  Timothy M. Barns
                                        Title: Managing Director

                                      DEEPROCK & COMPANY


                                      By: Eaton Vance Management, as Investment
                                            Advisor



                                      By: /s/ Payson F. Swaffield
                                         ---------------------------------------
                                         Name:  Payson F. Swaffield
                                         Title: Vice President

                                     DELANO COMPANY


                                     By: Pacific Investment Management Company,
                                           as its Investment Advisor



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     DLJ CAPITAL FUNDING, INC.



                                     By: /s/ Howard Shams
                                        ----------------------------------------
                                        Name:  Howard Shams
                                        Title: Vice President

                                     EATON VANCE SENIOR INCOME TRUST


                                     By: Eaton Vance Management, as Investment
                                           Advisor



                                     By: /s/ Payson F. Swaffield
                                        ----------------------------------------
                                        Name:  Payson F. Swaffield
                                        Title: Vice President

'



                                     FIRST AMERICAN NATIONAL BANK



                                     By: /s/ M. Eddie Garrett
                                        ----------------------------------------
                                      Name:  M. Eddie Garrett
                                      Title:  Vice President

                                     FIRSTAR BANK, N.A.



                                     By: /s/ Toby B. Rau
                                        ----------------------------------------
                                        Name:  Toby B. Rau
                                        Title:  Assistant Vice President

                                     FIRST HAWAIIAN BANK



                                     By: /s/ Donald C. Young
                                        ----------------------------------------
                                        Name:  Donald C. Young
                                        Title: Vice President

                                     THE FIRST NATIONAL BANK OF CHICAGO



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     FIRST UNION NATIONAL BANK



                                     By: /s/ Stephen H. Smith
                                        ----------------------------------------
                                      Name:  Stephen H. Smith
                                      Title: Vice President

                                     FLEET NATIONAL BANK



                                     By: /s/ Eric S. Meyer
                                        ----------------------------------------
                                        Name:  Eric S. Meyer
                                        Title: Vice President

                                     FRANKLIN FLOATING RATE TRUST



                                     By: /s/ Chauncey Lufkin
                                        ----------------------------------------
                                        Name:  Chauncey Lufkin
                                        Title: Vice President

                                     THE FUJI BANK, LIMITED



                                     By: /s/ Teiji Teramoto
                                        ----------------------------------------
                                        Name:  Teiji Teramoto
                                        Title: Vice President & Manager

                                     GENERAL ELECTRIC CAPITAL
                                        CORPORATION



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     GOLDMAN SACHS CREDIT PARTNERS L.P.



                                     By:
                                        ----------------------------------------
                                        Name:  Stephen B. King
                                        Title:  Authorized Signatory

                                     HIBERNIA NATIONAL BANK



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     INDOSUEZ CAPITAL FUNDING IV, L.P.
                                     By: Indosuez Capital as Portfolio Advisor



                                         By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:

                                      THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                     By: /s/ William Kennedy
                                        ----------------------------------------
                                      Name:   William Kennedy
                                      Title:  Vice President

                                     KZH CNC LLC



                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Name:  Virginia Conway
                                        Title: Authorized Agent



                                     KZH WATERSIDE LLC



                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Name: Virginia Conway
                                        Title: Authorized Agent



                                     KZH ING-2 LLC


                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Name:  Virginia Conway
                                        Title: Authorized Agent



                                      KZH ING-3 LLC


                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Name:  Virginia Conway
                                        Title: Authorized Agent



                                     KZH SOLEIL-2 LLC


                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Name:  Virginia Conway
                                        Title: Authorized Agent

                                     KZH RIVERSIDE LLC



                                     By: /s/ Scott Hignett
                                        ----------------------------------------
                                        Name:  Scott Hignett
                                        Title: Authorized Agent



                                     KZH SHENKMAN LLC


                                     By: /s/ Scott Hignett
                                        ----------------------------------------
                                         Name:  Scott Hignett
                                         Title: Authorized Agent



                                     KZH III LLC


                                     By: /s/ James J. Fevola
                                        ----------------------------------------
                                        Name:  James J. Fevola
                                        Title: Authorized Agent



                                     KZH CYPRESSTREE-1 LLC


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     KZH LANGDALE LLC



                                     By: /s/ Susan Feng
                                        ----------------------------------------
                                         Name:  Susan Feng
                                         Title: Authorized Agent

                                     LLOYDS BANK PLC


                                     By: /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LIMITED, NEW YORK BRANCH


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                     By: /s/ Richard E. Spencer II
                                        ----------------------------------------
                                        Name:  Richard E. Spencer II
                                        Title: Managing Director

                                     ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.


                                     By: Pilgrim America Investments, Inc., as
                                           its Investment Manager


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     MORGAN GUARANTY TRUST



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     MORGAN STANLEY SENIOR FUNDING, INC.


                                     By: /s/ Michael Hart
                                        ----------------------------------------
                                      Name:   Michael Hart
                                      Title:  Principal

                                     NATIONAL WESTMINSTER BANK PLC



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     NATIONSBANK, N.A.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                       COMPANY



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     OCTAGON LOAN TRUST

                                     By: Octagon Credit Investors, as Manager



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     OSPREY INVESTMENTS PORTFOLIO

                                     By: Citibank, N.A., as Manager



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     OXFORD STRATEGIC INCOME FUND

                                     By: Eaton Vance Management, as Investment
                                           Advisor



                                     By: /s/ Payson F. Swaffield
                                        ----------------------------------------
                                        Name:  Payson F. Swaffield
                                        Title: Vice President

                                     PINEHURST TRADING, INC.



                                     By: /s/ Allen D. Shifflet
                                        ----------------------------------------
                                        Name:  Allen D. Shifflet
                                        Title: President

                                     PNC BANK, N.A.



                                     By: /s/ Karen L. Kooman
                                        ----------------------------------------
                                        Name:  Karen L. Kooman
                                        Title: Assistant Vice President

                                     PPM AMERICA, INC., as attorney in fact,
                                       on behalf of Jackson National Life
                                       Insurance Company



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     PROVIDENT BANK



                                     By: /s/ Christopher B. Gribble
                                        ----------------------------------------
                                        Name:  Christopher B. Gribble
                                        Title: Vice President

                                     ROYAL BANK OF CANADA



                                     By: /s/ John D'Angelo
                                        ----------------------------------------
                                        Name:  John D'Angelo
                                        Title: Manager

                                     THE SAKURA BANK, LIMITED



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     SANKATY HIGH YIELD ASSET PARTNERS, L.P.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     SENIOR DEBT PORTFOLIO


                                     By: Boston Management and Research, as
                                          Investment Advisor


                                     By: /s/ Payson F. Swaffield
                                        ----------------------------------------
                                        Name:  Payson F. Swaffield
                                        Title: Vice President

                                     SOUTHERN PACIFIC BANK


                                     By: /s/ Cheryl A. Wasilewski
                                        ----------------------------------------
                                        Name:  Cheryl A. Wasilewski
                                        Title: Senior Vice President

                                     STB DELAWARE FUNDING TRUST I



                                     By: /s/ Donald C. Hargadon
                                        ----------------------------------------
                                        Name:  Donald C. Hargadon
                                        Title: Assistant Vice President

                                       STEIN ROE & FARNHAM INCORPORATED, as
                                        Agent for Keyport Life Insurance Company



                                       By: /s/ Brian W. Good
                                          --------------------------------------
                                          Name:  Brian W. Good
                                          Title: Vice President & Portfolio
                                                 Manager

                                     THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH



                                     By: /s/ Suresh S. Tata
                                        ----------------------------------------
                                        Name:  Suresh S. Tata
                                        Title: Senior Vice President

                                     SUNTRUST BANK EAST TENNESSEE, N.A.



                                     By: /s/ Roger D. Osborne
                                        ----------------------------------------
                                        Name:  Roger D. Osborne
                                        Title: Senior Vice President

                                     TORONTO DOMINION (TEXAS), INC.



                                     By: /s/ Sonja R. Jordan
                                        ----------------------------------------
                                        Name:  Sonja R. Jordan
                                        Title: Vice President

                                     TRANSAMERICA LIFE INSURANCE AND ANNUITY
                                       COMPANY



                                     By: /s/ John M. Casparian
                                        ----------------------------------------
                                        Name:  John M. Casparian
                                        Title: Investment Officer

                                     THE TRAVELERS INSURANCE COMPANY



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     VAN KAMPEN PRIME RATE INCOME TRUST



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     VAN KAMPEN SENIOR INCOME TRUST



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     WELLS FARGO BANK, N.A.



                                     By: /s/ David A. Neumann
                                        ----------------------------------------
                                        Name:   David A. Neumann
                                        Title:  Vice President